FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT

This First Amendment to Purchase and Sale Agreement (the “Amendment”) is made and entered into the 11th day of February, 2010 and effective as of the Effective Date (as defined in the Purchase Agreement), by and between TXCO RESOURCES INC., a Delaware corporation, TXCO ENERGY CORP., a Texas corporation, TEXAS TAR SANDS INC., a Texas corporation, OUTPUT ACQUISITION CORP., a Texas corporation, OPEX ENERGY, LLC, a Texas limited liability company, CHARRO ENERGY, INC., a Texas corporation, TXCO DRILLING CORP., a Texas corporation, EAGLE PASS WELL SERVICE, L.L.C., a Texas limited liability company, PPL OPERATING, INC., a Texas corporation, MAVERICK GAS MARKETING, LTD., a Texas limited partnership, and MAVERICK-DIMMIT PIPELINE, LTD., a Texas limited partnership, (collectively, the “Sellers”), and NEWFIELD EXPLORATION COMPANY, a Delaware corporation and ANADARKO E&P COMPANY LP, a Delaware limited partnership (collectively, the “Purchasers”).  Each Seller and Purchaser is sometimes referred to individually as a “Party” and collectively as the “Parties.”

WITNESSETH:

WHEREAS, Sellers and Purchasers entered into that certain Purchase and Sale Agreement, dated January 11, 2010 (the “Purchase Agreement”), for the sale and purchase of the Assets (as defined in the Purchase Agreement) of Sellers (capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement); and

WHEREAS, Sellers and Purchasers have agreed to modify the Purchase Agreement in certain respects, all as more particularly set forth in this Amendment to (i) memorialize the amendment to the Purchase Agreement set forth in Section 1.100 of the Second Amended Plan of Reorganization for TXCO Resources Inc., et al., Debtors and Debtors-in-Possession based on Sale of the Debtors’ Assets (the “Plan”), (ii) memorialize the amendment to the Purchase Agreement set forth in Paragraph 69 of the Order Confirming Second Amended Plan of Reorganization for TXCO Resources Inc., et al., Debtors and Debtors-in-Possession based on Sale of the Debtors’ Assets entered in the Bankruptcy Court on January 29, 2010 (the “Order”), (iii) supplement or amend certain Exhibits and Schedules to the Purchase Agreement; and (iv) set forth certain specific assets to be retained by the Sellers and not acquired by the Purchasers at Closing;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.           The Purchase Agreement is hereby amended by deleting the term “final calculation” from the first sentence of Section 9.4(b), and replacing it with the term “estimated calculation.”

2.           Section 1.2 of the Purchase Agreement is hereby amended by deleting the word “and” at the end of Section 1.2(l), replacing the period with “; and” at the end of Section 1.2(m), and adding the following as new Section 1.2(n):

“(n)       all rights, including, without limitation, those relating to claims, actions, causes of action, choses in action, rights of recovery, rights of setoff and rights of recoupment of any kind or character, in connection with the confidentiality agreements, to the extent applicable to the Properties or the production of Hydrocarbons of the Properties, including, without limitation, those listed in Section 12 of Exhibit A-3, whether arising or relating to any period prior to or after the Effective Time; and

3.           Section 1.3(e) of the Purchase Agreement is hereby amended by deleting the text in the parenthesis and replacing it with “other than the claims or causes of action described in Section 1.2(n) or those for proceeds to with the Purchasers are entitled under Section 1.4(b).”

4.           Exhibit A-3 to the Purchase Agreement is hereby amended as set forth on Exhibit A-3 Supplement attached hereto.

5.           Exhibit A-6 to the Purchase Agreement is hereby (i) amended by replacing the TXCO Surface and Right of Way Agreements schedule incorporated by reference on Exhibit A-6 with the TXCO Surface and Right of Way Agreement schedule attached hereto, and (ii) amended to add those leases set forth on Exhibit A-6 Supplement attached hereto.

6.           Exhibit A-7 to the Purchase Agreement is hereby deleted in its entirety and is replaced with the Exhibit A-7 attached hereto.

7.           Pursuant to Section 12.12 of the Purchase Agreement, Newfield hereby assigns Newfield’s right and obligation under the Purchase Agreement to acquire and take assignment of those Leases set forth on Exhibit C attached hereto, together with all related Assets, to Newfield Maverick Basin LLC (“Newfield Sub”), a wholly owned subsidiary of Newfield. Sellers and Anadarko hereby consent to such assignment; provided, however, that (i) such assignment shall not release Newfield from its obligations under the Purchase Agreement with respect to such Leases or related Assets, (ii) Newfield shall be jointly and severally liable with Newfield Sub for all liabilities and obligations of Newfield Sub under the Purchase Agreement and any document, instrument or agreement entered into under or pursuant to the Purchase Agreement relating to such Leases and related Assets, and (iii) such Leases and related Assets, shall continue to be “Assumed Obligations” and “Newfield Assets” under the Purchase Agreement.

8.           Except as modified by this Amendment, all other terms, conditions, covenants, representations and warranties contained in the Purchase Agreement shall remain unchanged and in full force and effect and are hereby ratified by the Purchasers and Sellers.  Upon execution of this Amendment, all references to the Agreement in the original Purchase Agreement shall be deemed to refer to the Agreement as amended by this Amendment.

9.           This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, Sellers and Purchasers have caused this First Amendment to Purchase and Sale Agreement to be executed effective as of the Effective Date.

SELLERS:

TXCO RESOURCES INC.

By:	/s/ James E. Sigmon
	Name:	James E. Sigmon
	Title:	Chairman and Chief Executive Officer

TXCO ENERGY CORP.

By:	/s/ James E. Sigmon
	Name:	James E. Sigmon
	Title:	Chairman and Chief Executive Officer

TEXAS TAR SANDS INC.

By:	/s/ James E. Sigmon
	Name:	James E. Sigmon
	Title:	Chairman and Chief Executive Officer

OUTPUT ACQUISITION CORP.

By:	/s/ James E. Sigmon
	Name:	James E. Sigmon
	Title:	Chairman and Chief Executive Officer

OPEX ENERGY, LLC

By:	/s/ James E. Sigmon
	Name:	James E. Sigmon
	Title:	Chairman and Chief Executive Officer

Signature Page to First Amendment to Purchase and Sale Agreement

CHARRO ENERGY, INC.

By:	/s/ James E. Sigmon
	Name:	James E. Sigmon
	Title:	Chairman and Chief Executive Officer

TXCO DRILLING CORP.

By:	/s/ James E. Sigmon
	Name:	James E. Sigmon
	Title:	Chairman and Chief Executive Officer

EAGLE PASS WELL SERVICE, L.L.C.

By:	/s/ James E. Sigmon
	Name:	James E. Sigmon
	Title:	Chairman and Chief Executive Officer

PPL OPERATING, INC.

By:	/s/ James E. Sigmon
	Name:	James E. Sigmon
	Title:	Chairman and Chief Executive Officer

MAVERICK GAS MARKETING, LTD.

By:	/s/ James E. Sigmon
	Name:	James E. Sigmon
	Title:	Chairman and Chief Executive Officer

MAVERICK-DIMMIT PIPELINE, LTD.

By:	/s/ James E. Sigmon
	Name:	James E. Sigmon
	Title:	Chairman and Chief Executive Officer

Signature Page to First Amendment to Purchase and Sale Agreement

PURCHASERS:

ANADARKO E&P COMPANY LP

By:	/s/ Joseph F. Carroll
	Name:	Joseph F. Carroll
	Title:	Attorney-in-fact

Signature Page to First Amendment to Purchase and Sale Agreement

NEWFIELD EXPLORATION COMPANY

By:	/s/ William D. Schneider
	Name:	William D. Schneider
	Title:	Vice President - Onshore
Gulf Coast & International

Signature Page to First Amendment to Purchase and Sale Agreement